UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report
 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2009

AboveNet, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-23269	11-3168327
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

360 Hamilton Avenue White Plains, New York	10601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (914) 421-6700

 (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 29, 2009, AboveNet, Inc. (the “Company”), and its wholly-owned subsidiaries AboveNet Communications, Inc., AboveNet of Utah, LLC, AboveNet of VA, LLC, and AboveNet International, Inc. (such subsidiaries, together with the Company, the “Borrowers”), entered into an amendment (“Amendment No. 2”) to Credit and Guaranty Agreement (the “Credit Agreement”) with the lender parties thereto (the “Lenders”), Societe Generale, as Administrative Agent, and CIT Lending Services Corporation, as Documentation Agent.

Pursuant to Amendment No. 2, among other things, (i) the Availability Period (as defined in the Credit Agreement) for the Delayed Draw Commitments (as defined in the Credit Agreement as amended by the Joinder Agreement effective October 1, 2008 increasing the Delayed Draw Commitments to $27,000,000) was extended from June 30, 2009 until December 31, 2009; (ii) the Delayed Draw Commitments will be reduced by $810,000 on each of June 30, September 30, and December 31, 2009 in the event that all or a portion of the Delayed Draw Commitments remain undrawn on any such date;  (iii) the obligation of the Borrowers to commence making principal payments on any outstanding  Delayed Draw Loans (as defined in the Credit Agreement) was extended to March 31, 2010; and (iv) the obligation of the Borrowers under the Credit Agreement to maintain a minimum of $20 million in cash deposits at all times was eliminated.  As a condition precedent to the effectiveness of Amendment No. 2, the Borrowers paid the Lenders a $135,000 amendment fee.  The Borrowers also paid a work fee to the Administrative Agent in connection with Amendment No. 2.

The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of Amendment No. 2 attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of the Exhibit

Exhibit 10.1
Amendment No. 2, dated as of June 29, 2009, to Credit and Guaranty Agreement among AboveNet, Inc., AboveNet Communications, Inc., AboveNet of Utah, LLC, AboveNet of VA, LLC, AboveNet International, Inc., the Lenders party thereto, Societe Generale, as Administrative Agent, and CIT Lending Services Corporation, as Documentation Agent, dated as of February 29, 2008.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABOVENET, INC.

Date: July 2, 2009	By:	/s/ Robert Sokota
Robert Sokota
Senior Vice President and General Counsel

3

EXHIBIT INDEX

Exhibit No.	Description of the Exhibit

Exhibit 10.1
Amendment No. 2, dated as of June 29, 2009, to Credit and Guaranty Agreement among AboveNet, Inc., AboveNet Communications, Inc., AboveNet of Utah, LLC, AboveNet of VA, LLC, AboveNet International, Inc., the Lenders party thereto, Societe Generale, as Administrative Agent, and CIT Lending Services Corporation, as Documentation Agent, dated as of February 29, 2008.